Exhibit 10.1

25 WEST 39TH STREET REALTY, LLC

November 9, 2005

VIA FACSIMILE (212) 549-6125

AND MESSENGER

Tommy Hilfiger U.S.A., Inc.

610 West 26th Street

New York, New York 10001

Attention: Jamie Gallagher, Esq.

Re:	Sale-Purchase Agreement dated August 24, 2005 (the “Agreement”) by and between Tommy Hilfiger U.S.A., Inc. (“Seller”) and 25 West 39th Street Realty, LLC (“Purchaser”) for the premises known as 25 West 39th Street, New York, New York (the “Premises”)

Dear Mr. Gallagher:

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

This shall confirm our understanding with respect to certain typographical errors appearing in the second sentence of Section 4(F)(v) of the Agreement. It is hereby agreed that the reference to “Subsection (ii)” is amended to be “Subsection (i)”, and the reference to “Subsection (iv)” is amended to be “Subsection (iii)”. The Agreement otherwise remains in full force and effect and shall not be amended except as expressly set forth above.

Please indicate your agreement with the foregoing by signing below and returning your signature via facsimile to our counsel, Morris Missry, Esq., at (212) 909-9448.

25 WEST 39TH STREET REALTY, LLC

By:	/s/ Meyer Chetrit
	Name:	Meyer Chetrit
	Title:	President

ACKNOWLEDGED AND AGREED:

TOMMY HILFIGER U.S.A. INC.

By:	/s/ Steven R. Gursky
	Name:	Steven R. Gursky
	Title:	Secretary